UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
101 East Park Boulevard, Suite 805	20 Tian Yao Qiao Road
Plano, Texas 75074	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Yum China Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders on Thursday, May 28, 2026, at 8:00 a.m. local time, at Ritz-Carlton Hong Kong, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong (the “Annual Meeting”). A total of 274,988,510 shares, or 78.30% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders: (i) elected the 12 director nominees listed below to serve until the 2027 annual meeting of the Company’s stockholders; (ii) approved and ratified the appointment of KPMG Huazhen LLP and KPMG as the Company’s independent auditors for 2026; (iii) approved, on an advisory basis, the Company’s named executive officer compensation; (iv) approved the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 28, 2027; and (v) approved the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 28, 2027.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of 12 director nominees to serve until the 2027 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Fred Hu	247,861,399	6,165,433	371,698	20,589,980
Joey Wat	253,626,106	402,952	369,472	20,589,980
Mikel A. Durham	250,460,921	3,567,091	370,518	20,589,980
Edouard Ettedgui	252,428,699	1,598,104	371,727	20,589,980
Grace Xin Ge	253,388,099	649,654	360,777	20,589,980
David Hoffmann	253,665,286	362,017	371,227	20,589,980
Ruby Lu	251,563,439	2,472,539	362,552	20,589,980
Zili Shao	253,623,357	401,984	373,189	20,589,980
William Wang	252,738,501	1,284,846	375,183	20,589,980
Zhe (David) Wei	213,355,257	40,671,110	372,163	20,589,980
Min (Jenny) Zhang	246,669,955	7,364,856	363,719	20,589,980
Christina Xiaojing Zhu	253,407,247	624,686	366,597	20,589,980

Proposal 2:	The approval and ratification of the appointment of KPMG Huazhen LLP and KPMG as the Company’s independent auditors for 2026:

For	Against	Abstain	Broker Non-Votes
271,281,443	3,248,096	458,971	0

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
231,279,153	22,458,693	660,684	20,589,980

Proposal 4:

To approve the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 28, 2027.

For	Against	Abstain	Broker Non-Votes
230,114,158	23,739,431	544,941	20,589,980

Proposal 5:

To approve the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Annual Meeting, effective from date of the Annual Meeting until the earlier of the date the next annual meeting is held or June 28, 2027.

For	Against	Abstain	Broker Non-Votes
273,084,851	937,367	966,292	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
Name: Pingping Liu
Title: Chief Legal Officer
Date: May 28, 2026